united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/2015

Item 1. Reports to Stockholders.

Rogé Partners Fund
ROGEX
Annual Report | June 30, 2015

Investment Advisor
R.W. Rogé & Company, Inc.
630 Johnson Avenue, Suite 103
Bohemia, NY 11716

1-888-800-ROGÉ

Annual Review

The Rogé Partners Fund returned 0.24% over the past year, modestly underperforming our primary benchmark the Dow Jones Moderately Aggressive Portfolio Index1 which returned 5.79% during the same period. Over this time period our exposure to equity securities aided in absolute returns. Our exposure to Fixed Income securities held our performance back as they underperformed equities over this time period.

In keeping with our well diversified asset allocation strategy, we manage globally risk-adjusted portfolios. Unfortunately, our exposure to international securities hurt our performance as the U.S. Dollar weakened and European economies continued to have trouble growing. In addition, we have a bias toward high quality, dividend growing companies where stock prices have lagged versus more aggressive and volatile shares which may explain some of our underperformance versus our benchmark.

Strategy

We continue to keep exposure to U.S. Treasury bonds limited in the portfolio as they remain at historically high valuations, but yet still remain an effective diversifier within the overall portfolio. Instead we are favoring investment grade corporate bonds to maintain price stability with a little less interest rate sensitivity than U.S. Treasury bonds.

Within the equity markets we continue to overweight domestic, dividend paying stocks. We are emphasizing companies that can growth their sales and subsequently dividends as we believe they may provide the best protection to the portfolio in case of a downturn.

We appreciate your confidence and look forward to the opportunities the coming year will bring. We are working hard to seek reasonable risk-adjusted returns in these volatile markets.

Best Regards,

Ronald W. Rogé, MS, CFP®	Steven M. Rogé, MBA, AIF®, CMFC®
Chairman & CEO	Director of Research & Portfolio Manager

1 The Dow Jones Moderately Aggressive Portfolio Index is an unmanaged composite intended to measure total portfolios of global stocks, bonds and cash. This index has 80% invested in equities and 20% invested across three broad bond indexes. This index is used by professional investors as a performance benchmark for risk-adjusted portfolios. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

2464-NLD-8/24/2015

Rogé Partners Fund

PORTFOLIO REVIEW

June 30, 2015 (Unaudited)

The Fund’s performance figures* for the periods ended June 30, 2015, compared to its benchmarks:

					Inception** -
	One	Five	Ten	Inception** -	June 30, 2015
	Year	Year	Year	June 30, 2015	(Cumulative Return)
The Rogé Partners Fund	0.24%	10.16%	4.19%	4.95%	68.01%
S&P 500 Index (a)	7.42%	17.34%	7.89%	7.98%	128.15%
MSCI World Index (b)	1.43%	13.10%	6.38%	6.83%	103.37%
Dow Jones US Moderately Aggressive Portfolio Index (c)	5.79%	14.88%	8.10%	8.40%	118.91%
Dow Jones Moderately Aggressive Portfolio Index (d)	2.43%	11.98%	7.35%	7.81%	103.42%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, other than extraordinary or non-recurring expenses or acquired fund fees and expenses, at least until January 31, 2016, to ensure that the net annual fund operating expenses (excluding certain expenses) will not exceed 1.99% for the Fund, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund’s total annual operating expenses would have been 2.12% per the Fund’s most recent prospectus. Please review the Fund’s most recent prospectus for more detail on the expense waiver. The performance includes the performance of the predecessor Fund. For performance information current to the most recent month-end, please call toll-free 1-888-800-ROGÉ.

(a)	The “S&P 500 Index”, is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

(b)	The “MSCI World Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

(c)	The “Dow Jones US Moderately Aggressive Portfolio Index” is based on the Dow Jones Relative Risk Index and consists of 80% US equities and 20% US fixed income. Investors cannot invest directly in an index or benchmark.

(d)	The “Dow Jones Moderately Aggressive Portfolio Index” is an unmanaged composite intended to measure total portfolios of global stocks, bonds and cash. This index has 80% invested in equities and 20% invested across three broad bond indexes. This index is used by professional investors as a performance benchmark for risk-adjusted portfolios. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

**	Inception date is October 1, 2004.

The Fund’s Top Ten Sectors are as follows:

Sectors	Portfolio Composition as of June 30, 2015
Equity Mutual Funds	14.03%
Banks	6.04%
Insurance	5.64%
Retail	5.16%
Fixed Income Mutual Funds	4.74%
Pharmaceuticals	3.71%
Software	3.48%
Healthcare-Services	3.11%
Machinery-Diversified	3.10%
Healthcare-Products	2.99%
Other Sectors/Cash & Equivalents	48.00%
100.00%

Please see the Schedule of Investments in this annual report for a more detailed description of the Fund’s holdings.

Rogé Partners Fund

Rogé Partners Fund

SCHEDULE OF INVESTMENTS

June 30, 2015

Shares	Security	Value

	MUTUAL FUNDS (RICs) - 18.77%
	Fixed Income - 4.74%
152	Angel Oak Multi-Strategy Income Fund	$1,841
38,483	Baird Core Plus Bond Fund	424,080
43,309	PIMCO Income Fund	535,298
		961,219
	Equity - 14.03%
2,600	Guggenheim S&P 500 Equal Weight Healthcare ETF	414,726
1,100	iShares Nasdaq Biotechnology ETF	405,867
1,400	iShares Transportation Average ETF	202,972
38,942	Legg Mason BW Alternative Credit Fund	403,047
4,400	Schwab U.S. REIT ETF	159,808
350	SPDR S&P Biotech ETF	88,284
2,000	Vanguard Consumer Staples ETF	249,780
2,800	Vanguard Energy ETF	299,460
3,400	Vanguard Information Technology Fund ETF	361,182
3,000	Vanguard Telecommunication Services ETF	260,820
		2,845,946
	TOTAL MUTUAL FUNDS
	(Cost $3,643,424)	3,807,165

	COMMON STOCKS - 68.97%
	Advertising - 0.99%
2,900	Omnicom Group, Inc.	201,521

	Aerospace/Defense - 0.36%
1,100	Triumph Group, Inc.	72,589

	Auto Parts & Equipment - 0.17%
1,000	Cooper Tire & Rubber Co.	33,830

	Banks - 5.96%
7,100	Bank of New York Mellon Corp.	297,987
1,400	Bank of the Ozarks, Inc.	64,050
3,100	Capital One Financial Corp.	272,707
5,200	Citigroup, Inc.	287,248
5,100	Wells Fargo & Co.	286,824
		1,208,816
	Beverages - 2.77%
2,750	Diageo PLC	319,110
2,600	PepsiCo, Inc.	242,684
		561,794
	Building Materials - 0.53%
8,400	Builders FirstSource, Inc. +	107,856

	Chemicals - 1.89%
800	Celanese Corp.	57,504
2,200	Monsanto Co.	234,498
125	NewMarket Corp.	55,486
300	Praxair, Inc.	35,865
		383,353

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund

Rogé Partners Fund

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2015

Shares	Security	Value
	Commercial Services - 2.70%
2,870	Automatic Data Processing, Inc.	$230,260
3,400	MasterCard, Inc.	317,832
		548,092
	Computers - 2.28%
2,950	Apple, Inc.	370,004
2,500	Teradata Corp. +	92,500
		462,504
	Diversified Financial Companies - 1.38%
3,600	T Rowe Price Group, Inc.	279,828

	Electric - 1.94%
1,800	Brookfield Infrastructure Partners LP	80,334
2,000	Duke Energy Corp.	141,240
4,100	Southern Co.	171,790
		393,364
	Electronics - 1.65%
5,200	TE Connectivity Ltd.	334,360

	Food - 1.58%
1,000	McCormick & Co., Inc.	80,950
3,300	Nestle SA	238,128
		319,078
	Healthcare-Products - 2.99%
4,900	Medtronic, Inc.	363,090
3,100	Procter & Gamble Co.	242,544
		605,634
	Healthcare-Services - 3.11%
1,600	Centene Corp.+	128,640
6,000	Extendicare, Inc.	36,710
1,100	HealthSouth Corp.	50,666
3,400	UnitedHealth Group, Inc.	414,800
		630,816
	Holding Companies - 0.39%
4,500	Steel Partners Holdings LP +	79,065

	Insurance - 5.13%
4,600	American International Group, Inc.	284,372
1,800	Arch Capital Group Ltd. +	120,528
2,000	Berkshire Hathaway, Inc., Class B +	272,220
2,700	Chubb Corp.	256,878
400	PartnerRE Ltd.	51,400
2,000	Progressive Corp.	55,660
		1,041,058
	Internet - 2.31%
700	Amazon.com, Inc.+	303,863
1,000	InterActiveCorp	79,660
2,300	Liberty Interactive Corp +	63,825
526	Liberty Ventures+	20,656
		468,004
	Investment Firms - 0.26%
1,000	Oaktree Capital Group LLC	53,180

	Machinery-Diversified - 3.10%
2,500	AG Growth International, Inc.	94,025
1,800	Cognex Corp.	86,580
3,400	Deere & Co.	329,970
400	Rockwell Automation, Inc.	49,856
400	Roper Industries, Inc.	68,984
		629,415

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund

Rogé Partners Fund

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2015

Shares	Security	Value
	Media - 2.75%
1,000	Scripps Networks Interactive, Inc.	$65,370
6,000	Twenty-First Century Fox, Inc,	195,270
2,600	Walt Disney Co.	296,764
		557,404
	Mining - 0.98%
200	Compass Minerals International, Inc.	16,428
2,000	Franco-Nevada Corp.	95,300
1,400	Royal Gold, Inc.	86,226
		197,954
	Miscellaneous Manufacturing - 2.14%
1,300	3M Co.	200,590
8,800	General Electric Co.	233,816
		434,406
	Oil & Gas - 2.03%
1,100	Earthstone Energy, Inc.+	21,483
1,000	Energen Corp.	68,300
3,500	Exxon Mobil Corp	291,200
1,500	Panhandle Oil and Gas, Inc.	31,035
		412,018
	Oil & Gas Services - 0.11%
2,000	Enerflex, Ltd.	21,629

	Pharmaceuticals - 3.71%
600	Endo International PLC +	47,790
3,600	Johnson & Johnson	350,856
3,600	Novartis AG	354,024
		752,670
	Pipelines - 1.51%
8,000	Kinder Morgan, Inc.	307,120

	Private Equity - 0.26%
600	Icahn Enterprises	52,032

	Real Estate - 0.96%
600	Jones Lang LaSalle, Inc.	102,600
1,100	Kennedy-Wilson Holdings, Inc.	27,049
1,100	WP Carey, Inc.	64,834
		194,483
	Retail - 4.33%
1,300	Darden Restaurants, Inc.	92,404
2,500	Home Depot, Inc.	277,825
2,300	McDonald’s Corp.	218,661
400	PriceSmart, Inc.	36,496
5,200	Ross Stores, Inc.	252,772
		878,158
	Semiconductors - 1.95%
900	Lam Research Corp.	73,215
3,019	M/A-COM Technology Solutions Holdings Inc+	115,477
3,300	Qualcomm, Inc.	206,679
		395,371
	Software - 3.48%
1,700	Aspen Technology, Inc. +	77,435
6,500	Microsoft Corp.	286,975
8,500	Oracle Corp.	342,550
		706,960
	Telecommunications - 1.76%
13,000	Cisco Systems, Inc.	356,980

	Transportation - 1.51%
1,800	FedEx Corp.	306,720

	TOTAL COMMON STOCKS
	(Cost $11,734,726)	13,988,062

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund

Rogé Partners Fund

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2015

Shares	Security	Value
	PREFERRED STOCK - 0.25%
	Diversified Financial Services - 0.25%
2,000	Merrill Lynch Preferred Capital Trust V, 7.28%, Perpetual	$51,260
	TOTAL PREFERRED STOCK	51,260
	(Cost $49,933)
Principal
	CORPORATE BONDS - 5.12%
	Banks - 0.08%
$15,000	Goldman Sachs Group Inc., 5.375%, 3/15/2020	16,713

	Building Materials - 0.52%
100,000	USG Corp., 6.30%, 11/15/2016	105,125

	Diversified Financial Companies - 0.38%
75,000	Jefferies Group, LLC, 5.50%, 3/15/2016	76,770

	Diversified Holding Companies - 0.35%
70,000	Leucadia National Corp., 8.125%, 9/15/2015	70,918

	Home Builders - 0.60%
75,000	K Hovnanian Enterprises, Inc., 11.875%, 10/15/2015	76,969
40,000	KB Home, 9.10%, 9/15/2017	44,800
		121,769
	Insurance - 0.51%
45,000	MBIA, Inc., 7.00%, 12/15/2025	42,525
60,000	MGIC Investment Corp., 5.375%, 11/1/2015	60,788
		103,313
	Internet - 0.16%
32,000	Google, Inc., 3.375%, 2/25/2024	32,878

	Iron/Steel - 0.26%
50,000	United States Steel Corp., 6.05%, 6/1/2017	52,250

	Media - 0.16%
35,000	iHeartCommunications, Inc.,6.875%, 6/15/2018	31,806

	Mining - 0.77%
75,000	Kinross Gold Corp., 3.625%, 9/1/2016	75,223
75,000	Newmont Mining Corp., 5.125%, 10/1/2019	81,556
		156,779
	Oil & Gas - 0.50%
75,000	Halcon Resources Corp, 9.75%, 7/15/2020	50,813
50,000	Petrobras International Finance, Co., 3.875%, 1/27/2016	50,276
		101,089
	Retail - 0.83%
30,000	Gap, Inc. (The), 5.95%, 4/12/2021	33,921
65,000	Macy’s Retail Holdings, Inc., 7.875%, 8/15/2036	69,313
15,000	Sears Holdings Corp., 6.625%, 10/15/2018	14,400
50,000	Toys R Us Property Co II, LLC, 8.50%, 12/1/2017	50,470
		168,104
	TOTAL CORPORATE BONDS
	(Cost $1,031,757)	1,037,514

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund

6

Rogé Partners Fund

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2015

Principal			Value
	U.S. GOVERNMENT & AGENCIES - 3.34%
$13,000	Fannie Mae CMO 2002-33 Class MM,6.25%, 6/25/2032		$14,314
190,000	United States Treasury Note, 2.50%, 5/15/2024		193,266
350,000	United States Treasury Note, 5.375%, 2/15/2031		470,613
	TOTAL U.S. GOVERNMENT AND AGENCIES (Cost $699,691)		678,193

	MUNICIPAL BONDS - NON-TAXABLE - 1.43%
50,000	Buckeye Tobacco Settlement Financing Authority, 5.125%, 6/1/2024		40,881
25,000	Commonwealth of Puerto Rico, 5.00%, 7/1/2019		17,394
45,000	Florida State Dept. of Environmental Protection, 5.456%, 7/1/2019		50,595
125,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 5.00%, 7/1/2015		125,000
25,000	Tobacco Settlement Financing Authority, 5.00%, 6/1/2047		17,461
50,000	University of Puerto Rico, 5.00%, 6/1/2016		38,658
	TOTAL MUNICIPAL BONDS (Cost $299,264)		289,989

Shares
	REITs - 1.31%
3,300	Crown Castle International Corp.
	(Cost $243,891)		264,990

	SHORT-TERM INVESTMENTS - 0.89%
181,070	First National Bank of Omaha, 0.01%
	(Cost $181,070)		181,070

	TOTAL INVESTMENTS
	(Cost $17,883,756)(a)	100.08%	$20,298,243
	Liabilities in excess of other assets	(0.08)%	(17,693)

	TOTAL NET ASSETS	100.00%	$20,280,550

CMO - Collateralized Mortgage Obligation

REIT - Real Estate Investment Trust

+	Non-income producing securities.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $17,878,692 and differs from market value by net unrealized

Unrealized appreciation:	$2,693,462
Unrealized depreciation:	(273,911)
Net unrealized appreciation:	$2,419,551

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund

7

Rogé Partners Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015

Assets:
Investments in securities, at value (Cost $17,883,756)	$20,298,243
Dividends and interest receivable	57,493
Prepaid expenses and other assets	7,916
Total Assets	20,363,652

Liabilities:
Investment advisory fees payable	24,443
Redemptions payable	9,901
Trustees’ fees payable	451
Accrued expenses	48,307
Total Liabilities	83,102

Net Assets	$20,280,550

Net Assets Consist Of:
Paid in capital	$17,573,238
Accumulated net investment income	87,808
Accumulated net realized gain from security transactions and foreign currency transactions	205,131
Net unrealized appreciation on investments and foreign currency translations	2,414,373

Net Assets	$20,280,550

Shares outstanding (unlimited number of shares authorized without par value)	1,515,738

Net asset value (net assets ÷ shares outstanding), offering price	$13.38

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund

8

Rogé Partners Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2015

Investment Income:
Dividends	$487,620
Interest	103,731
Less: Foreign tax withheld	(5,312)
Total investment income	586,039

Expenses:
Advisory fees	219,526
Administration fees	37,657
Transfer agent fees	27,086
Fund accounting fees	26,251
Legal fees	24,024
Audit fees	19,498
Registration fees	18,002
Printing expense	13,563
Professional Fees	11,887
Trustees’ fees	10,654
Custody fees	6,964
Non 12b-1 shareholder servicing fees	3,446
Miscellaneous expenses	891
Total expenses	419,449

Plus:
Recapture of fees previously waived	17,271
Net expenses	436,720
Net Investment Income	149,319

Net Realized and Unrealized Gain (Loss) from Investments:
Net realized gain from security transactions and foreign currency transactions	236,545
Realized gain from distributions received from underlying investment companies	10,191
Net change in unrealized depreciation on investments and foreign currency translations	(374,356)

Net Realized and Unrealized Loss from Investments	(127,620)

Net Increase in Net Assets Resulting from Operations	$21,699

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund

9

Rogé Partners Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2015	June 30, 2014
From Operations:
Net investment income	$149,319	$101,365
Net realized gain from security transactions and foreign currency transactions	236,545	2,337,698
Distributions received from underlying investment companies	10,191	864
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(374,356)	1,237,715
Net increase in net assets resulting from operations	21,699	3,677,642

Distributions:
From net investment income	(200,449)	(13,164)
From net realized gains	(1,473,786)	(667,037)
From return of capital	—	(83,294)
Net decrease in net assets from distributions	(1,674,235)	(763,495)

From Capital Share Transactions:
Subscriptions of fund shares	1,641,800	4,418,554
Reinvestment of dividends	1,674,235	763,495
Redemptions of fund shares	(4,449,652)	(1,688,586)
Net increase (decrease) in net assets from capital shares transactions	(1,133,617)	3,493,463

Net Increase (Decrease) in Net Assets	(2,786,153)	6,407,610

Net Assets:
Beginning of Year	23,066,703	16,659,093
End of Year*	$20,280,550	$23,066,703
* Includes accumulated (distribution in excess of) net investment income of:	$87,808	$100,244
Capital Share Transactions:
Shares sold	117,083	331,040
Shares reinvested	124,757	56,597
Shares redeemed	(325,894)	(126,395)
	(84,054)	261,242

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund

10

Rogé Partners Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period presented)

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$14.42	$12.45	$11.03	$11.48	$9.31
Income From Investment Operations:
Net investment income (loss) (1)	0.09	0.07	0.08	0.01	(0.09)
Net realized and unrealized gain (loss)	(0.05)	2.42	1.41	(0.46)	2.26
Total from investment operations	0.04	2.49	1.49	(0.45)	2.17

Less Distributions:
From net investment income	(0.13)	(0.01)	(0.07)	—	—
From return of capital	—	(0.05)	—	—	—
In excess of net realized gains	(0.95)	(0.46)	—	—	—
Total distributions	(1.08)	(0.52)	(0.07)	—	—

Net Asset Value, End of Year	$13.38	$14.42	$12.45	$11.03	$11.48

Total Return (2)	0.24%	20.31%	13.34%	(3.92)%	23.31%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$20,281	$23,067	$16,659	$14,462	$13,789
Ratio of expenses to average net assets, before waiver/reimbursement (3)	1.91%	2.12%	2.05%	2.31%	2.20%
Ratio of expenses to average net assets, after waiver/reimbursement or recapture (3)	1.99%	1.99%	1.99%	1.99%	1.99%
Ratio of net investment income (loss) to average net assets, after waiver/reimbursement (4)	0.68%	0.50%	0.69%	0.08%	(0.84)%
Portfolio Turnover Rate	91%	103%	118%	237%	46%

(1)	Per share amounts calculated using the average shares method.

(2)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund

11

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2015

1.	ORGANIZATION

The Rogé Partners Fund (the “Fund”) is a diversified series of shares of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).

The Fund acquired all of the assets and liabilities of the Roge Partners Fund (“Predecessor Fund”), a series of the Rogé Partners Funds, in a tax-free reorganization on April 24, 2014 (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for shares of the Fund. Certain financial information included on the following pages is that of the Predecessor Fund.

The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares, on a class-specific basis, (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

R.W. Rogé & Company, Inc. (the “Advisor”) is the Fund’s investment adviser. The Predecessor Fund commenced operations on October 1, 2004. The Fund’s investment objective is to seek total return and pursues its investment objective by investing primarily in other investment companies and U.S. and foreign equity securities with a growth and value approach.

The Fund offers one class of shares.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies may be valued at net asset value.

Rogé Partners Fund

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation consultant or certified public accounting firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Rogé Partners Fund

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2015 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$3,807,165	$—	$—	$3,807,165
Common Stocks(a)	13,988,062	—	—	13,988,062
Preferred Stocks (a)	51,260	—	—	51,260
Corporate Bonds (a)	—	1,037,514	—	1,037,514
U.S. Government & Agencies	—	678,193	—	678,193
Municipal Bonds - Non-Taxable	—	289,989	—	289,989
Short-Term Investment	181,070	—	—	181,070
REITs (a)	264,990			264,990
Total	$18,292,547	$2,005,696	$—	$20,298,243

(a)	Please refer to the Schedule of Investments for a breakout of common stock by industry classification.

There were no transfers into or out of Level 1 and Level 2 during the current period presented.

The Fund did not hold any Level 3 securities during the period.

It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Rogé Partners Fund

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute Substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken by the Fund in its 2012, 2013, 2014 and 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Rogé Partners Fund

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

R.W. Rogé Company, Inc. (the “Advisor”) serves as the Fund’s investment advisor. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. During the year ended June 30, 2015, the Advisor earned $219,526 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has contractually agreed to waive all or a portion of its management fees and pay expenses of the Fund to ensure that Net Annual Fund Operating Expenses (except for the following expenses which are paid by the Fund: brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto, and any 12b-1 fees) do not exceed 1.99% of the Fund’s average daily net assets (the “Expense Cap”). The Expense Cap will remain in effect through at least January 31, 2016 and may be terminated only by the Board upon 60 days notice to the Advisor. The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three fiscal years from the date they were waived or paid, subject to the Expense Cap. During the year ended June 30, 2015, the Advisor recaptured fees previously waived of $17,271 and did not waive any fees for the Fund. The Fund’s total expenses subject to recoupment are $36,250. As of June 30, 2015, the Advisor can recoup waived and reimbursed expenses of $9,432 until June 30, 2016 and $26,818 until June 30, 2017.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement) and do not cause the Fund’s expenses to exceed the Expense Cap. The Board may terminate this expense reimbursement arrangement at any time.

Northern Lights Distributors, LLC (the “Distributor”), acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended June 30, 2015, the Distributor did not receive any underwriting commissions for sales of fund shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Rogé Partners Fund

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

4.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $19,658,193 and $22,395,607, respectively.

5.	TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2015	June 30, 2014
Ordinary Income	$1,674,235	$13,164
Long-Term Capital Gain	—	667,037
Return of Capital	—	83,294
	$1,674,235	$763,495

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Post October
Undistributed	Undistributed	Capital Loss	Loss	Unrealized	Total
Ordinary	Long-Term	Carry	and	Appreciation/	Accumulated
Income	Gains	Forwards	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$81,345	$206,530	$—	$—	$2,419,437	$2,707,312

The differences between book basis and tax basis unrealized appreciation and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales and book/tax differences due to partnerships. The difference between book basis and tax basis accumulated net investment income (loss) is primarily attributable to tax adjustments for partnership and real estate investment trusts.

Permanent book and tax differences primarily attributable to the tax treatment of realized foreign currency losses and tax adjustments for partnerships, grantor trusts, real estate investment trusts and passive foreign investment companies, resulted in reclassification for the year ended June 30, 2015 as follows:

Undistributed	Undistributed	Paid
Ordinary	Long-Term	In
Income (Loss)	Gains (Loss)	Capital
$38,694	$(38,694)	$—

Rogé Partners Fund

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of June 30, 2015, Charles Schwab & Co. was the record owner of 69.48% and Ameritrade, Inc. was the record owner of 28.29% of the Fund’s outstanding shares. Charles Schwab & Co. and Ameritrade, Inc. may be the beneficial owner of some or all of the shares, or may hold the shares for the benefit of others. As a result, Charles Schwab & Co. or Ameritrade, Inc. may be deemed to control the Fund.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Rogé Partners Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust III
And the Shareholders of Rogé Partners Fund

We have audited the accompanying statement of assets and liabilities of the Rogé Partners Fund, a series of shares of Northern Lights Trust III, including the schedule of investments, as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Rogé Partners Fund as of June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 31, 2015

Rogé Partners Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2015

As a shareholder of the Roge Partners Fund, you incur ongoing costs, including advisory fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period**
Rogé Partners Fund	(1/1/15)	(6/30/15)	(1/1/15-6/30/15)
Actual	$1,000.00	$1,009.10	$9.77
Hypothetical (5% return before expenses)	1,000.00	1,015.07	9.80

**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the days in the reporting period).

Rogé Partners Fund

Roge Partners Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2015

Approval of Advisory Agreement – Roge Partners Fund

In connection with a meeting held on February 3rd and 4th, 2015, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the approval of the investment advisory agreement (the “Advisory Agreement”) between R.W. Roge & Company, Inc. (“RWC”), and the Trust, with respect to the Roge Partners Fund (“Roge” or the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to RWC and the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Service. The Board reviewed the background information of the key investment personnel responsible for servicing the Fund and noted that, in addition to the team’s experience in portfolio management, research, marketing, trading, operations and compliance, RWC has been acknowledged by several organizations and publications as one of the country’s top wealth managers. The Board noted that RWC uses a proprietary research methodology known as ResearchEdge that utilizes both quantitative and qualitative factors to analyze securities that allows RWC to focus on total return with capital preservation. The Board noted that this ResearchEdge methodology is consistently being refined and improved by RWC by analyzing the portfolio’s underlying investments. While not all strategy risk can be eliminated, the Board noted that the ResearchEdge methodology appears to be appropriately designed to eliminate the main risks identified by RWC. The Board noted that there have been no material compliance or litigation issues reported by RWC during the past three years and that RWC monitors compliance with the Fund’s investment limitations by performing regular reviews of the Fund’s portfolio. The Board acknowledged that RWC has built a solid reputation since its founding in 1986 as a wealth management firm and concluded that RWC has, and will likely continue to provide a high level of quality service to the Fund and its shareholders.

Performance. The Board reviewed the performance of the Fund, noting that the Fund underperformed its benchmark, the Dow Jones US Moderately Aggressive Index, and slightly underperformed its peer group, for each of the one, two, three, and five year periods. The Board further noted that the Fund’s performance was generally in-line with its Morningstar category over each of the time periods. The Board acknowledged that the Fund’s recent underperformance was due generally to the Fund’s investments in international equities, which have performed poorly as compared to the domestic equity market recently, and the Fund’s moderately conservative strategy which caused it to miss a portion of the domestic equity market’s upside. The Board noted that the Fund’s underperformance in these conditions is not unexpected taking

Roge Partners Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2015

into consideration its strategy and objective of total return. The Trustees further noted that, in response to this underperformance, RWC appears to have appropriately adjusted its strategy and increased the Fund’s investment in domestic equities. While past performance is not indicative of future results, the Board agreed that the Fund’s performance has been acceptable in light of its strategy and concluded that RWC is capable of continuing to provide reasonable performance for the benefit of the Fund and its shareholders.

Fees & Expenses. The Board noted that RWC’s management fee of 1.00% is higher than the peer group average and more than double the Morningstar category average, but within the range presented of each. The Board also noted that the Fund’s expense ratio is also higher than both the peer group and Morningstar category averages, but within the range presented of each. The Board acknowledged that some of the funds in the selected peer group and Morningstar category were part of large fund complexes that benefit from economies of scale or were funds-of-affiliated funds that only have minimal management fees at the fund level. The Board further recognized that the Fund is actively managed and consists of multi asset classes that require additional resources to service. Given these factors, the Trustees concluded that the management fee was not unreasonable.

Economies of Scale. The Board discussed the size of the Fund and its prospects for growth (which appear modest), concluding that it had not yet achieved meaningful economies justifying breakpoints. However, a representative of RWC agreed that, as Roge grows and achieves economies of scale, RWC would be willing to discuss the implementation of breakpoints at that time. The Board agreed to monitor and address the issue at the appropriate time.

Profitability. The Trustees reviewed the profitability analysis in connection with the operation of Roge provided by RWC. They noted RWC has realized a very modest profit in terms of actual dollars. After discussion, the Trustees concluded the level of profit realized by RWC in connection with its relationship with the Fund was not excessive.

Conclusion. Having requested and received such information from RWC as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and as assisted by the advice of independent counsel, the Board, made up entirely of Independent Trustees, concluded that the advisory fee structure was reasonable and that renewal of the Advisory Agreement was in the best interests of the Trust and the shareholders of Roge.

Roge Partners Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2015

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

*	The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130.

**	The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II and Northern Lights Variable Trust.

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (law firm, 2004-2008); Legal Consultant, Jensen Consulting (2004-2008).	32	Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since 2007).	32	None
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	133	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	133	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (1976-2014).	32	PS Technology, Inc. (2010-2013).

3/31/15-NLFT III-V2

Roge Partners Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2015

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	President	May 2015, indefinite	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	February 2013, indefinite	Vice President, Gemini Fund Services, LLC (2015 to present), Assistant Vice President, Gemini Fund Services, LLC (April 2012 to December 2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 – 2008).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (March, 2013 to July 2014), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (October 2006 to January 2008)
William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011); Assistant Director, FINRA (January 2000-August 2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-339-4230.

6/30/15-NLFT III-V1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies	NO	We don’t share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We don’t share.
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We don’t share.
For our affiliates to market to you	NO	We don’t share.
For nonaffiliates to market to you	NO	We don’t share.

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III doesn’t share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III doesn’t jointly market.

This Page Intentionally Left Blank.

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Fund voted proxies related to portfolio securities during the period ended December 31, 2014 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-800-ROGE or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1st AND 3rd FISCAL QUARTER PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-800-ROGE.

Rogé Partners Fund

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2015 – $16,500
2014 – $15,800

(b)	Audit-Related Fees
2015 – None
2014 – None

(c)	Tax Fees

2015 – $3,200

2014 – $3,100

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 – None

2014 – None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2015
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $3,200

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By

*/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 9/3/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 9/3/2015

By

*/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 9/32015